Exhibit 32

Section 906 Certification

Certification of CEO and CFO Pursuant to 18 U.S.C. Section 1350
(Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of Piccadilly Cafeterias, Inc. (the “Company”) for the year ended July 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John G. McGregor, as Interim Chief Executive Officer of the Company, and Mark L. Mestayer, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 29, 2003

/s/ JOHN G. MCGREGOR

John G. McGregor
Interim Chief Executive Officer

/s/ MARK L. MESTAYER

Mark L. Mestayer
Chief Financial Officer